Exhibit 99.1

IDT to Revise Fiscal 2002 Results To Consolidate Net2Phone

•	Changes to Have No Effect on Net Loss or Loss Per Share
•	Quarterly Reports for Fiscal 2003 Already Consolidate Net2Phone

NEWARK, N.J.—July 21, 2003—IDT Corporation (NYSE: IDT, IDT.C) today announced that it plans to file with the Securities and Exchange Commission (“SEC”) an amendment to its Annual Report on Form 10-K for the fiscal year ended July 31, 2002 (“Fiscal 2002”) to revise the financial statements and other financial information included therein to consolidate the results of Net2Phone, Inc. (NASDAQ: NTOP) for the period beginning on October 23, 2001 through July 31, 2002. The Company will also file with the SEC amendments to its Quarterly Reports on Form 10-Q for the fiscal year ending July 31, 2003 (“Fiscal 2003”) to revise the Fiscal 2002 comparative information contained therein accordingly.

Until these revisions, the Company has accounted for its investment in Net2Phone during Fiscal 2002 using the equity method. The change in accounting for IDT’s investment in Net2Phone from the equity method to consolidation does not change the Company’s Net Loss or Loss Per Share for any previously reported period. The Company had previously begun consolidating Net2Phone’s results in its financial statements effective August 1, 2002.

The decision to amend these filings was made by the Company in the context of resolving the comments made by the staff of the SEC during its ordinary course review of the Company’s SEC filings. During the review process, the SEC staff had questioned the Company’s decision to continue using the equity method of accounting rather than consolidation to account for its interest in Net2Phone for the period beginning on October 23, 2001 through the end of Fiscal 2002.

As fully disclosed in the Company’s Fiscal 2002 Form 10-K and Fiscal 2003 Form 10-Q filings, on October 23, 2001, the Company and AT&T Corporation each contributed their minority stakes in Net2Phone into a newly formed limited liability company (the “LLC”), which was owned by the Company, AT&T and Liberty Media Corporation. After these contributions, the LLC held a majority voting stake in Net2Phone. Under the terms of the LLC’s operating agreement, the Company was granted the right to vote the LLC’s stake in Net2Phone. As a result, the Company effectively controlled the voting power of Net2Phone. However, the LLC’s operating agreement also granted each owner of the LLC the unilateral right, effective January 1, 2004, to cause the immediate liquidation of the LLC. Accordingly, the Company’s ability to control the voting power of Net2Phone would immediately terminate on January 1, 2004, the effective date of the liquidation rights.

Under the accounting rules that existed at the time of the formation of the LLC, an entity was prohibited from consolidating a controlled subsidiary if that control was likely to be temporary. Therefore, the Company believed that it should not consolidate Net2Phone during the approximately 26-month period (i.e., October 23, 2001 through December 31,

2003) that it would control Net2Phone (the “Control Period”), as the length of this period rendered its control temporary. Instead, the Company continued to account for its investment in Net2Phone through the end of Fiscal 2002 using the equity method.

In commenting on the Company’s SEC filings, and in subsequent conversations with the Company, members of the SEC staff contended that, although they were unaware of any clear accounting guidance as to the definition of “temporary” control, the Control Period of approximately 26 months was too long to render the Company’s control temporary. Accordingly, the staff believed that Net2Phone’s results should have been consolidated during the period from October 23, 2001 through the end of Fiscal 2002. Therefore, the Company is revising its results of that fiscal year to consolidate the results of Net2Phone for that period.

As of July 31, 2002, the Company’s effective economic interest in Net2Phone (through the LLC) was 19.2%. Accordingly, through the revised consolidation of the results of operations of Net2Phone for Fiscal 2002, the Company will record in minority interests the 80.8% of Net2Phone’s results attributable to the other shareholders of Net2Phone.

The Company had previously begun consolidating Net2Phone’s results in its financial statements effective August 1, 2002, when it adopted the new accounting rules that eliminated the prohibition from consolidation for a controlled subsidiary for which control is likely to be temporary.

IDT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended July 31
	2000	2001	2002
			(Restated)
	(in thousands, except per share data)

Revenues	$1,093,912	$1,230,950	$1,583,794
Costs and expenses:
Direct cost of revenues (exclusive of items shown below)	918,257	1,066,845	1,214,802
Selling, general and administrative	343,702	337,107	467,916
Depreciation and amortization	48,564	60,351	83,916
Restructuring, severance and impairment charges	—	199,357	257,501

Total costs and expenses	1,310,523	1,663,660	2,024,135

Loss from operations	(216,611)	(432,710)	(440,341)
Interest income, net	7,231	52,768	24,174
Other income (expense):
Equity in loss of affiliates	(6,289)	(75,066)	(2,226)
Gain on sales of subsidiary stock	350,344	1,037,726	—
Investment and other income (expense), net	258,218	164,762	(13,754)

Income (loss) before minority interests, income taxes, extraordinary item and cumulative effect of accounting change	392,893	747,480	(432,147)
Minority interests	59,336	(5,726)	151,436
(Provision for) benefit from income taxes	(218,403)	(209,395)	124,345

Income (loss) before extraordinary item and cumulative effect of accounting change	233,826	532,359	(156,366)
Extraordinary loss on retirement of debt, net of income taxes of $1,894	(2,976)	—	—
Cumulative effect of accounting change, net of income taxes of $3,525	—	—	(146,983)

Net income (loss)	$230,850	$532,359	$(303,349)

Earnings per share:
Income (loss) before extraordinary item and cumulative effect of accounting change:
Basic	$3.34	$7.79	$(2.08)
Diluted	$3.11	$7.12	$(2.08)
Extraordinary loss on retirement of debt, net of income taxes:
Basic	$(0.04)	$—	$—
Diluted	$(0.04)	$—	$—
Cumulative effect of accounting change, net of income taxes:
Basic	$—	$—	$(1.96)
Diluted	$—	$—	$(1.96)
Net income (loss):
Basic	$3.30	$7.79	$(4.04)
Diluted	$3.07	$7.12	$(4.04)
Weighted-average number of shares used in calculation of earnings per share:
Basic	69,933	68,301	75,108
Diluted	75,239	74,786	75,108

IDT CORPORATION

CONSOLIDATED QUARTERLY STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Oct. 31, 2001	Jan. 31, 2002	April 30, 2002	July 31, 2002
	(Restated)	(Restated)	(Restated)	(Restated)

Revenues	$341,563	$391,937	$419,447	$430,847
Costs and expenses:
Direct cost of revenues (exclusive of items shown below)	267,121	296,573	323,062	328,044
Selling, general and administrative	71,346	135,706	140,570	120,295
Depreciation and amortization	15,904	22,181	23,791	22,040
Restructuring, severance and impairment charges	8,692	15,287	114,436	119,087

Total costs and expenses	363,063	469,747	601,859	589,466

Loss from operations	(21,500)	(77,810)	(182,412)	(158,619)
Interest income, net	9,002	3,660	4,531	6,981
Other income (expense):
Equity in income (loss) of affiliates	(5,812)	—	—	3,586
Investment and other income (expense), net	(14,500)	8,580	(4,432)	(3,402)

Loss before minority interests, income taxes and cumulative effect of accounting change	(32,810)	(65,570)	(182,313)	(151,454)
Minority interests	3,256	32,640	111,487	4,053
Benefit from income taxes	18,222	15,718	21,233	69,172

Loss before cumulative effect of accounting change	(11,332)	(17,212)	(49,593)	(78,229)
Cumulative effect of accounting change, net of income taxes of $3,525	(146,983)	—	—	—

Net loss	$(158,315)	$(17,212)	$(49,593)	$(78,229)

Loss per share:
Loss before cumulative effect of accounting change:
Basic	$(0.16)	$(0.23)	$(0.64)	$(0.99)

Diluted	$(0.16)	$(0.23)	$(0.64)	$(0.99)

Cumulative effect of accounting change, net of income taxes:
Basic	$(2.06)	$—	$—	$—

Diluted	$(2.06)	$—	$—	$—

Net loss:
Basic	$(2.22)	$(0.23)	$(0.64)	$(0.99)

Diluted	$(2.22)	$(0.23)	$(0.64)	$(0.99)

Weighted-average number of shares used in calculation of loss per share:
Basic	71,409	73,382	76,938	78,704

Diluted	71,409	73,382	76,938	78,704

IDT CORPORATION

CONSOLIDATED BALANCE SHEETS

	July 31
	2001	2002
	(in thousands, except share data)
		(Restated)

ASSETS
Current assets:
Cash and cash equivalents	$1,091,071	$415,464
Marketable securities	3,489	684,502
Trade accounts receivable, net of allowance for doubtful accounts of $22,508 at July 31, 2001 and $39,207 at July 31, 2002	116,759	129,308
Other current assets	32,413	78,796

Total current assets	1,243,732	1,308,070
Property, plant and equipment, net	224,042	283,506
Goodwill	178,293	34,411
Licenses and other intangibles, net	19,511	27,242
Investments	60,732	44,085
Marketable securities	—	18,704
Other assets	155,279	48,725

Total assets	$1,881,589	$1,764,743

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Trade accounts payable	$163,313	$128,863
Accrued expenses	54,893	160,159
Deferred revenue	71,387	120,206
Capital lease obligations—current portion	20,927	25,963
Other current liabilities	17,819	19,491

Total current liabilities	328,339	454,682
Deferred tax liabilities, net	390,914	233,518
Capital lease obligations—long-term portion	50,179	48,068
Other liabilities	14,502	5,060

Total liabilities	783,934	741,328
Minority interests	21,419	166,564
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—10,000,000; no shares issued	—	—
Common stock, $.01 par value; authorized shares—100,000,000; 22,791,789 and 19,568,634 shares issued and outstanding in 2001 and 2002, respectively	228	196
Class A common stock, $.01 par value; authorized shares—35,000,000; 9,816,988 shares issued and outstanding in 2001 and 2002	98	98
Class B common stock, $.01 par value; authorized shares—100,000,000; 39,291,411 and 49,990,681 shares issued and outstanding in 2001 and 2002, respectively	393	500
Additional paid-in capital	494,093	606,387
Deferred compensation	—	(12,919)
Treasury stock, at cost	(138,087)	(153,713)
Accumulated other comprehensive loss	(2,575)	(2,435)
Retained earnings	722,086	418,737

Total stockholders’ equity	1,076,236	856,851

Total liabilities and stockholders’ equity	$1,881,589	$1,764,743

IDT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended July 31
	2000	2001	2002
			(Restated)
	(in thousands)

Operating activities
Net income (loss)	$230,850	$532,359	$(303,349)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	48,564	60,351	83,916
Restructuring, severance and impairment charges	—	199,357	257,501
Write-off of inventory	—	—	2,773
Loss on sale of assets	—	—	3,707
Extraordinary loss on retirement of debt before income taxes	4,870	—	—
Cumulative effect of accounting change before income taxes	—	—	150,508
Minority interests	(59,336)	5,726	(151,436)
Price guarantee of Class B common stock	—	—	5,310
Deferred tax liabilities	216,903	204,188	(135,799)
Issuance of common stock to charitable foundations	—	26,378	2,952
Net realized (gains)/losses from sales of marketable securities and investments	(261,025)	148,724	8,443
Equity in loss of affiliates	6,289	75,066	2,226
Non-cash compensation	42,917	3,082	16,440
Gain on Tycom settlement	—	(313,486)	—
Gain on sales of subsidiary stock	(350,344)	(1,037,726)	—
Changes in assets and liabilities:
Trade accounts receivable	(52,643)	36,029	35,406
Other assets	(28,194)	14,234	(7,157)
Trade accounts payable, accrued expenses and other liabilities	90,053	64,675	(48,655)
Deferred revenue	34,026	7,271	42,807

Net cash (used in) provided by operating activities	(77,070)	26,228	(34,407)
Investing activities
Purchases of property, plant and equipment	(101,192)	(106,513)	(49,026)
Issuance of notes receivable	—	(12,089)	(12,455)
Investments and acquisitions, net of cash acquired	(38,803)	(73,722)	(91,383)
Increase in cash from consolidation of Net2Phone	—	—	144,177
Collection of notes receivable	9,524	—	—
Sales of marketable securities	—	164,052	801,593
Purchases of marketable securities	(7,059)	—	(1,456,093)
Net proceeds from sale of equity interests in subsidiary	115,434	1,042,113	—

Net cash (used in) provided by investing activities	(22,096)	1,013,841	(663,187)
Financing activities
Distributions to minority shareholders of subsidiaries	(3,177)	(18,908)	(19,018)
Proceeds from borrowings	13,898	—	—
Proceeds from exercise of warrants	117	—	—
Proceeds from exercise of stock options	22,706	6,883	53,924
Repayment of capital lease obligations	(9,833)	(14,736)	(20,971)
Repayment of borrowings	(108,146)	(26,054)	(6,308)
Proceeds from issuance of common stock and Class B common stock	128,648	74,787	—
Proceeds from offerings of common stock by Net2Phone	261,189	—	—
Collection of loans to stockholders by Net2Phone	623	—	—
Proceeds from sale of subsidiary stock	5,000	—	30,000
Proceeds from issuance of stock options	—	2,000	—
Repurchases of common stock and Class B common stock	(101,883)	(135,849)	(15,640)

Net cash provided by (used in) financing activities	209,142	(111,877)	21,987

Net (decrease) increase in cash and cash equivalents	109,976	928,192	(675,607)
Cash and cash equivalents at beginning of year	52,903	162,879	1,091,071

Cash and cash equivalents at end of year	$162,879	$1,091,071	$415,464

Supplemental disclosure of cash flow information
Cash payments made for interest	$10,074	$7,997	$6,189

Cash payments made for income taxes	$1,050	$5,963	$12,176

Supplemental schedule of non-cash investing and financing activities
Purchases of property, plant and equipment through capital lease obligations	$45,541	$27,010	$22,046

Exchange of Net2Phone common stock for shares of Yahoo! Inc.	$—	$150,000	$—

Issuance of Class B common stock for acquisitions	$—	$—	$34,964